Accrued Liability To Issue Stock	6 Months Ended
Jul. 31, 2018
Notes to Financial Statements
Accrued Liability To Issue Stock

NOTE 7 – ACCRUED LIABILITY TO ISSUE STOCK

In May 2017, the Company entered into a Licensing Agreement with Affordable Green Washington LLC where the consideration was $2,100,000. As of January 31, 2018, the Company has paid a total of $142,455 as a deposit on their License, leaving a balance of $1,985,025. On May 3, 2018 the Company entered into a Settlement and Release Agreement with AGH WA, LLC in order to terminate the License Agreement and cease the business relationship between the Parties, and remedy any defaults of the terms and conditions of the License Agreement. The Compensation and Settlement pertaining to entering into the Settlement and Release Agreement is an aggregate total of 2,600,000 restricted Common Shares. The shares were issued on August 7, 2018. The Company has recorded the liability to issue 2,600,000 shares at $1,985,025 as a settlement expense.